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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
RealNetworks, Inc.:

We consent to the use of our reports incorporated by reference herein.

KPMG LLP

/s/ KPMG LLP

Seattle, Washington
January 8, 2003